UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2019
Date of Report (date of earliest event reported)

_________________

iPic Entertainment Inc.

(Exact name of Registrant as specified in its charter)

_________________

Delaware (State or other jurisdiction of incorporation or organization)	001-38380 (Commission File Number)	82-3129582 (I.R.S. Employer Identification Number)

Mizner Park, 433 Plaza Real, Ste. 335,

Boca Raton, Florida 33432
(Address of principal executive offices)

(561) 886-3232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, par value $0.0001 per share	IPIC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.              Other Events.

As of July 25, 2019, we have approximately $204 million of outstanding indebtedness under our credit facility with the Teachers’ Retirement System of Alabama (the “TRSA”) and The Employees’ Retirement System of Alabama (the “ERSA” and, together with TRSA, “RSA”). We were obligated to make a $10.1 million interest payment to RSA under our credit facility on July 1, 2019. As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, we expected to draw down a substantial portion of the remaining principal balance of the credit facility to make the interest payment. To date, however, RSA has not made additional funds available to us under the credit facility for the purpose of making the interest payment and we have not made the interest payment as of the date hereof. We remain in active discussions with RSA and its advisors regarding the availability of the undrawn principal balance under our credit facility, and the restructuring of our outstanding indebtedness. RSA has not declared an event of default under the credit facility.

There can be no assurance as to when or whether we will be able to access additional funds under our credit facility or restructure our outstanding indebtedness. We also can provide no assurance that RSA will not declare an event of default under our credit facility. In the event RSA declares an event of default under our credit facility, our outstanding indebtedness under the credit facility will become immediately due and payable. Our liquidity, consisting of cash on hand, as of July 25, 2019 was $2.2 million. We do not have adequate cash on hand or other available assets to repay our outstanding indebtedness and RSA could foreclose upon the property that is pledged to secure the credit facility, which property includes substantially all of our assets. If we are unable to restructure our outstanding indebtedness, including our credit facility with RSA, our significant indebtedness and lack of liquidity will have a material adverse effect on our business, prospects, financial condition, and our ability to continue as a going concern.

We have engaged financial and legal advisors to assist us in, among other things, analyzing various strategic financial alternatives to address our liquidity and capital structure, including strategic financial alternatives to restructure our indebtedness. We may elect to implement a restructuring or a strategic alternative through Chapter 11 in order to obtain court approval of such transactions and to facilitate the stakeholder approvals necessary to implement such transactions, or it may otherwise become necessary for us to seek protection under Chapter 11. If a Chapter 11 proceeding is commenced, our management would be required to spend a significant amount of time and effort dealing with the proceeding, including managing the potential impact to our business and relationships. We also need to ensure that during any Chapter 11 proceeding, we retain management and other key personnel necessary to the success and growth of our business. In addition, during any period of time we are involved in a bankruptcy proceeding, our customers and suppliers might lose confidence in our ability to reorganize our business successfully and could seek to establish alternative commercial relationships, which may cause, among other things, our suppliers, vendors, counterparties and service providers to renegotiate the terms of our agreements, attempt to terminate their relationship with us or require financial assurances from us. Additionally, all of our indebtedness is senior to the existing common stock in our capital structure. As a result, we believe that any restructuring of our indebtedness and the confirmation of a plan that has requisite stakeholder support under a Chapter 11 proceeding could cause the shares of our existing common stock to be canceled, resulting in a limited recovery, if any, for holders of our common stock, and would place holders of our common stock at significant risk of losing all of their investment in our shares. Additionally, we have a significant amount of secured indebtedness that is senior to our unsecured indebtedness. As a result, we believe that the outcome of a Chapter 11 proceeding could result in a limited recovery, if any, for unsecured creditors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding our liquidity, and our negotiations with our lenders, our pursuit of strategic financial alternatives, including our potential filing of Chapter 11 proceedings, and other plans, objectives, expectations and intentions and other statements that are not historical facts. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” or the negatives of these terms or other comparable terminology, but the absence of these particular words does not mean that a statement is not forward-looking.

You should not place undue reliance on forward-looking statements. You should understand that the following important factors, as well as factors identified under the heading “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-K and our Periodic Reports on Form 8-K, could affect our future results and could cause actual results to differ materially from those expressed in our forward-looking statements: our inability to meet our debt service obligations or restructure our outstanding indebtedness; our ability to continue as a going concern; our inability to operate profitably; our inability to regain compliance with NASDAQ listing standards; our failure to meet any operational and financial performance guidance we provide to the public; and our ability to compete and succeed in a highly competitive and evolving industry.

Although the forward-looking statements in this Current Report on Form 8-K are based on our beliefs, assumptions and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained. Should one or more of the risks or uncertainties referred to above and elsewhere in this Form 8-K materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material and adverse respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2019	IPIC ENTERTAINMENT INC.

	By:	/s/ Andre Loehrer
	Name:	Andre Loehrer
	Title:	Interim Chief Financial Officer

3